UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 18, 2003

Entegris, Inc.
(Exact name of registrant as specified in its charter)

Commission File No. 000-30789

Minnesota	41-1941551
(State or other jurisdiction of	(IRS Employer
incorporation or organization)	Identification No.)

3500 Lyman Boulevard
Chaska, Minnesota 55318
(Address of principal executive offices)

(952) 556-3131
(Registrant’s telephone number, including area code)

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c)	Exhibits.

99.1	The Registrant’s Press Release dated September 18, 2003.

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

In accordance with SEC Release No. 33-8255, the following information is furnished. On September 18, 2003, the Company issued a press release reporting preliminary financial results for its quarter ended August 30, 2003. A copy of the press release dated September 18, 2003 is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K. As provided in General Instructions B.6 of Form 8-K, this Form 8-K and the attached exhibit are provided under Item 12 of Form 8-K and are furnished to, but not filed with, the Securities and Exchange Commission.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

ENTEGRIS, INC

Date: September 18, 2003	By:	/s/ John D. Villas
John D. Villas
Chief Financial Officer

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